UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2010
VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT	06511

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 8.01 Other Events.
As previously disclosed, on December 17, 2009, Vion Pharmaceuticals, Inc. (the “Registrant”) filed a voluntary petition seeking relief pursuant to chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case No. 09-14429) (CSS). On February 11, 2010 the Registrant filed with the Court a Chapter 11 Plan of Liquidation (“Plan”) and a related disclosure statement (“Disclosure Statement”) . On March 1, 2010, the Court entered an order (i) approving the adequacy of information in the Disclosure Statement and (ii) approving the Registrant’s procedures for soliciting votes on the Plan and authorizing the Registrant to send the Disclosure Statement, the Plan and ballots to creditors entitled to vote on the Plan. The deadline for voting on the Plan is March 30, 2010 at 4:00 P.M. and the hearing on confirmation of the Plan is scheduled for April 6, 2010. All information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise. Assuming that the hearing on confirmation of the Plan is held on or before the scheduled date, and that the Plan is so confirmed at the scheduled hearing and goes effective by its terms, the Registrant anticipates that it will then no longer be a reporting company under the Securities Exchange Act of 1934, as amended.
On February 25, 2010, the Registrant filed its unaudited monthly operating report for the month of January 2010 (the “Monthly Operating Report”) with the Court. A copy of the Monthly Operating Report is contained in the attached Exhibit 99.1.
On February 25, 2010, the Registrant also filed a letter agreement (the “Letter Agreement”) with the Court globally resolving the various concerns of the Official Committee of Unsecured Creditors (the “Committee”) in the above described Chapter 11 case including concerns related to the Registrant’s Plan, the proposed wind-down budget prepared on January 27, 2010 and amended as of February 2, 2010 and further amended on February 24, 2010 and the proposed Management Incentive/Performance Plan. A copy of the Letter Agreement is contained in the attached Exhibit 99.2.
On February 26, 2010, the Registrant issued a press release announcing that, with respect to the Special Protocol Assessment (“SPA”) that the Registrant filed with the U.S. Food and Drug Administration (“FDA”) in January 2010, the FDA has requested that the Registrant conduct a separate Phase II trial of Onrigin™ and review the results of the trial with the FDA prior to conducting a Phase III trial. A copy of the press release is attached as Exhibit 99.3 hereto and incorporated herein by reference.
This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and if confirmed by the Court. There can be no assurance that the Registrant’s stakeholders will approve the Plan, or that the Court will confirm the Plan.
The Registrant’s management previously informed investors that it had noticed continuing high trading volume in the Registrant’s common stock after the Registrants’s filing for bankruptcy and of its belief that there will be no value for the common stockholders in the Registrant’s bankruptcy liquidation process, even under the most optimistic of scenarios. Stockholders of a company in Chapter 11 generally receive value only if all claims of the company’s creditors are fully satisfied. In this case, the Registrant’s management believes all such claims will not be fully satisfied, leading to its conclusion that the Registrant’s common stock will have no value. The Registrant’s management also notes that the Plan, as currently filed, provides for no distribution to stockholders and cancellation of all shares but one.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Vion Pharmaceuticals, Inc. Monthly Operating Report filed with the United States Bankruptcy Court for the District of Delaware.
99.2	Letter Agreement by and among Vion Pharmaceuticals, Inc. and the Official Committee of Unsecured Creditors filed with the United States Bankruptcy Court for the District of Delaware.
99.3	Press release dated February 26, 2010

Limitation on Incorporation by Reference
The Monthly Operating Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Monthly Operating Report or any other information set forth therein by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Monthly Operating Report.
Cautionary Statement Regarding Financial and Operating Data
The Registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Registrant. The Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements of, and is in a format acceptable to, the Court. The Monthly Operating Report is limited in scope and only covers a limited time period.
The Monthly Operating Report was not audited or reviewed by independent accountants and was not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). There can be no assurance that, from the perspective of an investor or a potential investor in the Registrant’s securities, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Exchange Act, and such information might not be indicative of the Registrant’s financial condition or operating results for the period that would be reflected in the Registrant’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results.
The Monthly Operating Report and additional information about the Registrant’s filings under the Bankruptcy Code, including access to court documents and other general information about the Chapter 11 Case, are available online at the Registrant’s claims administration website located at http://www.delclaims.com/caseinfo/C09-14429.html.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K and its exhibits contain forward-looking statements that are subject to certain risks and uncertainties that could cause the Registrant’s plans or actual results to differ materially from those projected, including the Registrant being unsuccessful in selling its assets or engaging in another transaction in bankruptcy, the Registrant not obtaining court approval of its motions in the Chapter 11 proceeding, including its motions for approval of its plan of liquidation, the Registrant’s ability to develop, pursue, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case, the

Registrant’s ability to retain and compensate key executives and other key employees, the Registrant’s ability to maintain relationships with its licensor and vendors, the potential inability to secure external sources of funding to continue operations, the inability to access capital and funding on favorable terms, continued operating losses and the inability to continue operations as a result, and a variety of other risks set forth from time to time in the Registrant’s filings with the Securities and Exchange Commission, including but not limited to the risks attendant to the forward-looking statements included under Item 1A, “Risk Factors” in the Registrant’s Form 10-K for the year ended December 31, 2008 and the Registrant’s Form 10-Q for the quarter ended September 30, 2009. The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking statements. Except in special circumstances in which a duty to update arises under law when prior disclosure becomes materially misleading in light of subsequent events, the Registrant does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.
Date: March 2, 2010	By:	/s/ Howard B. Johnson
		Name:	Howard B. Johnson
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Vion Pharmaceuticals, Inc. Monthly Operating Report filed with the United States Bankruptcy Court for the District of Delaware.
99.2	Letter Agreement by and among Vion Pharmaceuticals, Inc. and the Official Committee of Unsecured Creditors filed with the United States Bankruptcy Court for the District of Delaware.
99.3	Press release dated February 26, 2010